Exhibit 10.1

FIRST AMENDMENT

FIRST AMENDMENT, dated as of March 15, 2011 (this “Amendment”), to the Credit Agreement, dated as of November 15, 2010 (the “Credit Agreement”), among UNIVERSAL HEALTH SERVICES, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”) and the other agents party thereto. J.P. MORGAN SECURITIES LLC (“JPMorgan”), Deutsche Bank Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated are acting as the joint lead arrangers and joint bookrunners in connection with this Amendment and the Amended Term Loan Facilities referred to below.

W I T N E S S E T H

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower.

WHEREAS, the Borrower has requested (i) that the Lenders effect certain modifications to the Credit Agreement as described herein, (ii) that the outstanding Tranche A Term Loans be replaced with a new term facility (the “Amended Tranche A Term Loan Facility”) by obtaining New Tranche A Term Loan Commitments (as defined in Section 4 of this Amendment) and having existing Tranche A Term Loans be continued as provided herein and (iii) that the outstanding Tranche B Term Loans be replaced with a new term facility (the “Amended Tranche B Term Loan Facility” and, together with the Amended Tranche A Term Loan Facility, the “Amended Term Loan Facilities”) by obtaining New Tranche B Term Loan Commitments (as defined in Section 4 of this Amendment) and having existing Tranche B Term Loans be continued as provided herein.

WHEREAS, the loans under (i) the Amended Tranche A Term Loan Facility (the “New Tranche A Term Loans”) will replace and refinance the currently outstanding Tranche A Term Loans and are collectively intended to be Replacement Term Loans with respect to the Tranche A Term Loans, as contemplated in the third paragraph of Section 10.1 of the Credit Agreement and (ii) the Amended Tranche B Term Loan Facility (the “New Tranche B Term Loans” and, together with the New Tranche A Term Loans, the “New Term Loans”) will replace and refinance the currently outstanding Tranche B Term Loans and are collectively intended to be Replacement Term Loans with respect to the Tranche B Term Loans, as contemplated in the third paragraph of Section 10.1 of the Credit Agreement.

WHEREAS, except as otherwise provided herein, the New Tranche A Term Loans will have the same terms as the Tranche A Loans currently outstanding under the Credit Agreement, and the New Tranche B Term Loans will have the same terms as the Tranche B Term Loans currently outstanding under the Credit Agreement.

WHEREAS, each existing Tranche A Term Lender that executes and delivers a signature page to this Amendment (a “Lender Addendum”) and in connection therewith agrees to continue all of its outstanding Tranche A Term Loans as New Tranche A Term Loans (such continued Tranche A Term Loans, the “Continued Tranche A Term Loans”, and such Lenders, collectively, the “Continuing Tranche A Term Lenders”) will thereby (i) agree to the terms of this Amendment and (ii) agree to continue all of its existing Tranche A Term Loans (such existing Tranche A Term Loans, the “Existing Tranche A Term Loans”, and the Lenders of such Existing Tranche A Term Loans, collectively, the “Existing Tranche A Term Lenders”) outstanding on the Amendment Effective Date (as defined below) as New Tranche A Term Loans in a principal amount equal to the aggregate principal amount of such Existing Tranche A Term Loans so continued, as recorded in the Register. Existing Tranche A Term Lenders that do not become Continuing Tranche A Term Lenders as contemplated by this recital shall not otherwise be permitted to become an Additional Tranche A Term Lender (as defined below). Existing Tranche A Term Lenders that, in their capacity as Revolving Lenders, do not agree to the terms of this Amendment shall not be permitted to become a Continuing Tranche A Term Lender or an Additional Tranche A Term Lender.

WHEREAS, each existing Tranche B Term Lender that executes and delivers a Lender Addendum and in connection therewith agrees to continue all of its outstanding Tranche B Term Loans as New Tranche B Term Loans (such continued Tranche B Term Loans, the “Continued Tranche B Term Loans” and, together with the Continued Tranche A Term Loans, the “Continued Term Loans”, and such Lenders, collectively, the “Continuing Tranche B Term Lenders” and, together with the Continuing Tranche A Term Lenders, the “Continuing Term Lenders”) will thereby (i) agree to the terms of this Amendment and (ii) agree to continue all of its existing Tranche B Term Loans (such existing Tranche B Term Loans, the “Existing Tranche B Term Loans” and, together with the Existing Tranche A Term Loans, the “Existing Term Loans”, and the Lenders of such Existing Tranche B Term Loans, collectively, the “Existing Tranche B Term Lenders” and, together with the Existing Tranche A Term Lenders, the “Existing Term Lenders”) outstanding on the Amendment Effective Date as New Tranche B Term Loans in a principal amount equal to the aggregate principal amount of such Existing Tranche B Term Loans so continued, as recorded in the Register. Existing Tranche B Term Lenders that do not become Continuing Tranche B Term Lenders as contemplated by this recital shall not otherwise be permitted to become an Additional Tranche B Term Lender (as defined below).

WHEREAS, subject to the preceding recitals, each Person (other than a Continuing Term Lender in its capacity as such) that executes and delivers a Lender Addendum and agrees in connection therewith to make New Tranche A Term Loans (collectively, the “Additional Tranche A Term Lenders”) or to make New Tranche B Term Loans (collectively, the “Additional Tranche B Term Lenders” and, together with the Additional Tranche A Term Lenders, the “Additional Term Lenders”) will thereby (i) agree to the terms of this Amendment and (ii) on the Amendment Effective Day, commit to make New Tranche A Term Loans (the “Additional Tranche A Term Loans”) or New Tranche B Term Loans (the “Additional Tranche B Term Loans” and, together with the Additional Tranche B Term Loans, the “Additional Term Loans”), as applicable, to the Borrower in such amount (not in excess of any such commitment) as is determined by the Administrative Agent and notified to such Additional Term Lenders. The Borrower shall use the proceeds of (i) the Additional Tranche A Term Loans to repay in full the outstanding principal amount of the Existing Tranche A Term Loans that are not continued as New Tranche A Term Loans by the Continuing Tranche A Term Lenders and (ii) the Additional Tranche B Term Loans to repay in full the outstanding principal amount of the Existing Tranche B Term Loans that are not continued as New Tranche B Term Loans by the Continuing Tranche B Term Lenders. At the option of JPMorgan with the consent of the Borrower, the Additional Term Loans may be made, to the extent of the amount thereof to be used to repay in full the Existing Term Loans that are not so continued, by the replacement of such Existing Term Lenders pursuant to Section 2.22 of the Credit Agreement and the continuation of such Existing Term Loans as Continued Term Loans by the replacement Lender.

WHEREAS, each of the Continuing Term Lenders and the Additional Term Lenders (collectively, the “New Term Lenders”) is severally willing to continue their Existing Term Loans as New Term Loans or to make New Term Loans, as the case may be, subject to the terms and conditions set forth in this Amendment.

WHEREAS, each Revolving Lender that executes and delivers a Lender Addendum solely in its capacity as a Revolving Lender will thereby agree to the terms of this Amendment.

WHEREAS, the Required Lenders and the Administrative Agent are willing to agree to this Amendment on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

SECTION 2. Amendments to Section 1.

(a) Section 1.1 of the Credit Agreement is hereby amended as of the Amendment Effective Date by inserting, in its proper alphabetical order, the following new definitions:

“First Amendment”: the First Amendment, dated the First Amendment Effective Date, to this Agreement.

“First Amendment Effective Date”: March 15, 2011.

“Tranche B Term Loan Applicable Pricing Grid”: the table set forth below:

Level	Consolidated Leverage Ratio	Applicable Margin for ABR Loans	Applicable Margin for Eurodollar Loans
I	< 3.25 to 1.00	1.75%	2.75%
II	≥ 3.25 to 1.00	2.00%	3.00%

Changes in the Applicable Margin resulting from changes in the Consolidated Leverage Ratio shall become effective on the Adjustment Date and shall remain in effect until the next Adjustment Date.

If any financial statements are not delivered within the time periods specified in Section 6.1, then, until the date that is three Business Days after the date on which such financial statements are delivered, the highest rate set forth in each column of the Applicable Pricing Grid shall apply. In addition, at all times while an Event of Default under Section 8(a) or Section 8(f) shall have occurred and be continuing, the highest rate set forth in each column of the Tranche B Term Loan Applicable Pricing Grid shall apply. Each determination of the Consolidated Leverage Ratio pursuant to the Tranche B Term Loan Applicable Pricing Grid shall be made in a manner consistent with the determination thereof pursuant to Section 7.1.

In the event that any financial statement or Compliance Certificate delivered pursuant to Section 6.1 or 6.2(b), respectively, is shown to be inaccurate, and such inaccuracy, if corrected, would have led to a higher Applicable Margin for an Applicable Period than the Applicable Margin applied for such Applicable Period, then (i) the Borrower shall immediately deliver to the Administrative Agent a correct Compliance Certificate for such Applicable Period, (ii) the Applicable Margin shall be determined by reference to the corrected Compliance Certificate (but in no event shall the Administrative Agent or the Lenders owe any amounts to Borrower), and (iii) the Borrower shall immediately pay to the Administrative Agent the additional interest owing as a result of such increased Applicable Margin for such Applicable Period, which payment shall be promptly applied by the Administrative Agent in accordance with the terms hereof. This paragraph shall not limit the rights of the Administrative Agent and the Lenders hereunder.

(b) Section 1.1 of the Credit Agreement is hereby amended as of the Amendment Effective Date by amending the definition of “ABR” by replacing “2.50%” therein with “2.00%”.

(c) Section 1.1 of the Credit Agreement is hereby amended as of the Amendment Effective Date by amending the definition of “Applicable Margin” by:

(i) replacing the table set forth therein with the following table:

	ABR Loans	Eurodollar Loans
Revolving Loans and Swingline Loans	1.25%	2.25%
Tranche A Term Loans	1.25%	2.25%
Tranche B Term Loans	2.00%	3.00%

(ii) inserting the following new proviso at the end thereof:

; provided further that on and after the first Adjustment Date occurring after the completion of two full fiscal quarters of the Borrower after the First Amendment Effective Date, the Applicable Margin with respect to the Tranche B Term Loans will be determined pursuant to the Tranche B Term Loan Applicable Pricing Grid

(d) Section 1.1 of the Credit Agreement is hereby amended as of the Amendment Effective Date by amending the definitions of “Applicable Pricing Grid” by replacing the table set forth therein with the following table:

Level	Consolidated Leverage Ratio	Corporate Rating	Applicable Margin for Eurodollar Loans	Applicable Margin for ABR Loans	Commitment Fee Rate
I	<2.75 to 1.00	> Ba1 and BB+	1.50%	0.50%	0.25%
II	<3.25 to 1.00 but ≥2.75 to 1.00	Ba1 and BB+	1.75%	0.75%	0.375%
III	<3.75 to 1.00 but ≥3.25 to 1.00	Ba1 and BB+	2.00%	1.00%	0.375%
IV	≥3.75 to 1.00	< Ba1 or BB+	2.25%	1.25%	0.50%

(e) Section 1.1 of the Credit Agreement is hereby amended as of the Amendment Effective Date by amending the definition of “Eurodollar Base Rate” by replacing “1.50%” therein with “1.00%”.

(f) Section 1.1 of the Credit Agreement is hereby amended as of the Amendment Effective Date by amending the definition of “Loan Documents” by inserting “the First Amendment,” immediately before the words “the Security Documents”.

(g) Section 1.1 of the Credit Agreement is hereby amended as of the Amendment Effective Date by amending the definition of “Tranche A Term Loan” to read as follows:

“Tranche A Term Loan”: as defined in Section 2.1, but shall include any Tranche A Term Loan made hereunder pursuant to the First Amendment on the First Amendment Effective Date.

(h) Section 1.1 of the Credit Agreement is hereby amended as of the Amendment Effective Date by amending the definition of “Tranche B Term Loan” to read as follows:

“Tranche B Term Loan”: as defined in Section 2.1, but shall include any Tranche B Term Loan made hereunder pursuant to the First Amendment on the First Amendment Effective Date.

SECTION 3. Amendments to Section 2.

(a) Section 2.1 of the Credit Agreement is hereby amended as of the Amendment Effective Date by inserting the following sentence immediately after the first sentence thereof:

On the First Amendment Effective Date, the New Tranche A Term Loans and the New Tranche B Term Loans (as defined in the First Amendment) shall constitute, on the terms provided in the First Amendment, Tranche A Term Loans and Tranche B Term Loans, respectively, and the Continued Tranche A Term Loans and the Continued Tranche B Term Loans (as defined in the First Amendment) shall be ratified and confirmed as Loans in all respects.

(b) Section 2.6(a) of the Credit Agreement is hereby amended by deleting the last sentence thereof.

(c) Section 2.11(b) of the Credit Agreement is hereby amended as of the Amendment Effective Date by (i) deleting the word “and” before “(ii)” therein and replacing it with a comma and (ii) inserting the following at the end thereof:

and (iii) no such prepayment shall be required as a result of any Disposition pursuant to Section 7.5(g) to the extent that, following the Closing Date and prior to the date of such Disposition, a prepayment has been made pursuant to Section 2.10(a) (which prepayment may be made utilizing the proceeds of a Revolving Loan) other than as a result of the Repricing Transaction occurring on the Amendment Effective Date; provided that the amount of prepayments that may be excluded pursuant to this clause (iii) shall be equal to the amount of such prepayments made pursuant to Section 2.10(a) and shall not exceed $125,000,000 in the aggregate.

(d) Section 2.14 of the Credit Agreement is hereby amended by adding the following clause (e) at the end thereof:

(e) Each Swingline Loan shall bear interest at rate per annum equal to the ABR plus the Applicable Margin or such other rate as may be from time to time determined by mutual agreement between the Swingline Lender and the Borrower.

(e) Section 2.17 of the Credit Agreement is hereby amended as of the Amendment Effective Date by inserting the following at the end of the second sentence of clause (b) thereof:

; provided, that prepayments in an aggregate amount not to exceed $125,000,000 made pursuant to Section 2.11(b) as a result of a Disposition pursuant to Section 7.5(g) shall be applied to the Tranche A Term Loans or the Tranche B Term Loans and to the order of the remaining principal installments thereof as elected by the Borrower.

(f) Section 7.1 of the Credit Agreement is hereby amended as of the Amendment Effective Date by deleting the word “commencing” in the proviso in clause (b) thereof and inserting in lieu thereof the word “ending.”

SECTION 4. New Term Loans. (a) Subject to the terms and conditions set forth herein (i) each Continuing Term Lender agrees to continue all of its Existing Term Loans as a New Term Loans on the date requested by the Borrower to be the Amendment Effective Date (which date shall not be later than March 15, 2011) in a principal amount equal to such Continuing Term Lender’s New Tranche A Term Loan Commitment or New Tranche B Term Loan Commitment, as applicable and (ii) each Additional Term Lender agrees to make a New Tranche A Term Loan and/or New Tranche B Term Loan on such date to the Borrower in a principal amount equal to such Additional Term Lender’s New Tranche A Term Loan Commitment and/or New Tranche B Term Loan Commitment. For purposes hereof, a Person may become a party to the Credit Agreement as amended hereby and a New Term Lender as of the Amendment Effective Date by executing and delivering to the Administrative Agent, on or prior to the Amendment Effective Date, a Lender Addendum in its capacity as a New Term Lender. The Borrower shall give notice to the Administrative Agent of the proposed Amendment Effective Date not later than one Business Day prior thereto, and the Administrative Agent shall notify each Lender and each Additional Term Lender thereof. For the avoidance of doubt, the Existing Term Loans of a Continuing Term Lender must be continued in whole and may not be continued in part unless approved by JPMorgan.

(b) Each Additional Term Lender will make its New Tranche A Term Loan or New Tranche B Term Loan, as applicable, on the Amendment Effective Date by making available to the Administrative Agent, in the manner contemplated by Section 2.2 of the Credit Agreement, mutatis mutandis, an amount equal to its New Tranche A Term Loan Commitment or New Tranche B Term Loan Commitment, as applicable. The “New Tranche A Term Loan Commitment” (i) of any Continuing Tranche A Term Loan Lender will be the amount of its Existing Tranche A Term Loans as set forth in the Register or, if a lesser amount, as allocated to it by the Administrative Agent and notified to it on or prior to the Amendment Effective Date, to be continued as the New Tranche A Term Loans in such amount and (ii) of any Additional Tranche A Term Lender will be such amount (not exceeding any commitment offered by such Additional Tranche A Term Lender) allocated to it by the Administrative Agent and notified to it on or prior to the Amendment Effective Date. The “New Tranche B Term Loan Commitment” (i) of any Continuing Tranche B Term Loan Lender will be the amount of its Existing Tranche B Term Loans as set forth in the Register or, if a lesser amount, as allocated to it by the Administrative Agent and notified to it on or prior to the Amendment Effective Date, to be continued as the New Tranche B Term Loans in such amount and (ii) of any Additional Tranche B Term Lender will be such amount (not exceeding any commitment offered by such Additional Tranche B Term Lender) allocated to it by the Administrative Agent and notified to it on or prior to the Amendment Effective Date. The commitments of the Additional Term Lenders and the continuation undertakings of the Continuing Term Lenders are several and no such Lender will be responsible for any other such Lender’s failure to make or acquire by continuation its New Term Loans. The New Term Loans may from time to time be Eurodollar Loans or ABR Loans, as determined by the Borrower and notified to the Administrative Agent as contemplated by Sections 2.2 and 2.12, as applicable. Upon continuation, the Continued Term Loans shall be ABR Loans or Eurodollar Loans with Interest Periods as determined by the Borrower, and the Lenders having Existing Term Loans that are prepaid or continued in connection with the making of the New Term Loans shall be entitled to the benefits of Section 2.20 of the Credit Agreement with respect thereto.

(c) The obligation of each New Term Lender to make or acquire by continuation New Term Loans on the Amendment Effective Date is subject to the satisfaction of the conditions set forth in Section 7 of this Amendment.

(d) On and after the Amendment Effective Date, each reference in the Credit Agreement to (i) “Tranche A Term Loans” shall be deemed a reference to the New Tranche A Term Loans contemplated hereby, except as the context may otherwise require and (ii) “Tranche B Term Loans” shall be deemed a reference to the New Tranche B Term Loans contemplated hereby, except as the context may otherwise require. Notwithstanding the foregoing, the provisions of the Credit Agreement with respect to indemnification, reimbursement of costs and expenses, increased costs and break funding payments shall continue in full force and effect with respect to, and for the benefit of, each Existing Term Lender in respect of such Lender’s Existing Term Loans.

(e) The continuation of Continued Term Loans may be implemented pursuant to other procedures specified by JPMorgan, including by repayment of Continued Term Loans of a Continuing Term Lender followed by a subsequent assignment to it of New Term Loans in the same amount.

(f) Notwithstanding any other provisions of this Amendment to the contrary, the Administrative Agent may appoint a fronting lender reasonably acceptable to the Borrower to act as the sole Additional Term Lender for purposes of facilitating funding on the Amendment Effective Date. Accordingly, any Lender Addendum submitted by or on behalf of an Additional Term Lender other than such fronting lender will be deemed ineffective unless accepted by JPMorgan in its sole discretion.

SECTION 5. Prepayment Fee; Partial Waiver Thereof. The Borrower shall pay the 1.0% fee required under Section 2.10(a) of the Credit Agreement to each Existing Tranche B Term Lender in respect of the repayment or replacement of such Lender’s Existing Tranche B Term Loans with the Amended Tranche B Term Loans.

SECTION 6. Deemed Assignment and Assumption. For the avoidance of doubt, the Lenders hereby acknowledge and agree that, at the sole option of JPMorgan, any Lender with Existing Term Loans which are replaced as contemplated hereby shall, automatically upon receipt of the amount necessary to purchase such replaced Lender’s Existing Term Loans, at par, and pay all accrued interest thereon and the prepayment fee described herein (if applicable), be deemed to have assigned such Loans pursuant to a form of Assignment and Assumption and, accordingly, no other action by the Lenders, the Administrative Agent or the Loan Parties shall be required in connection therewith. The Lenders hereby agree to waive the notice requirements of Section 2.10 of the Credit Agreement in connection with the prepayment or replacement of Existing Tranche B Term Loans contemplated hereby.

SECTION 7. Conditions to Effectiveness of Amendment. This Amendment shall become effective on the date on which the following conditions precedent have been satisfied or waived (the “Amendment Effective Date”):

(a) Amendment Documentation. The Administrative Agent shall have received (i) a counterpart of this Amendment, executed and delivered by a duly authorized officer of the Borrower and the Administrative Agent and (ii) Lender Addenda, executed and delivered by (A) the Required Lenders, (B) the Swingline Lender and (C) each of the Revolving Lenders; provided, that the Borrower may replace, pursuant to Section 2.22 of the Credit Agreement, any Revolving Lender that does not execute and deliver a Lender Addendum.

(b) Collateral. The Borrower and the other Loan Parties shall have executed an instrument of acknowledgement and confirmation reasonably satisfactory to the Administrative Agent with respect to the guarantees, security interests and liens created under the Security Documents.

(c) Fees. The Lenders and the Administrative Agent shall have received all fees required to be paid, and all expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel), on or before the Amendment Effective Date.

(d) Representations and Warranties. The representations and warranties set forth in Section 8 of this Amendment shall be true and correct as set forth therein.

SECTION 8. Representations and Warranties. The Borrower hereby represents and warrants that (a) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be, after giving effect to this Amendment, true and correct in all material respects as if made on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier time, in which case such representations and warranties were true and correct in all material respects as of such earlier time; provided that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment and (b) after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

SECTION 9. Consent Fee. The Borrower agrees to pay to the Administrative Agent for the account of (a) each Lender of New Tranche A Term Loans a consent fee in an amount equal to 0.25% of such Lender’s New Tranche A Term Loans and (b) (i) each Revolving Lender that has executed and delivered a Lender Addenda by the Amendment Effective Date and (ii) each Person to which the Revolving Commitment of any Revolving Lender that does not so execute and deliver a Lender Addenda is assigned by the Amendment Effective Date, a consent fee in an amount equal to 0.25% of such Lender’s Revolving Commitments as of the Amendment Effective Date.

SECTION 10. GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY AGREES AS SET FORTH FURTHER IN SECTION 10.12 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WAS SET FORTH IN FULL HEREIN.

SECTION 11. Amendments; Execution in Counterparts; Notice. This Amendment shall not constitute an amendment or waiver of any other provision of the Credit Agreement not referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Loan Parties that would require a waiver or consent of the Required Lenders or the Administrative Agent. Except as expressly amended or waived hereby, the provisions of the Credit Agreement are and shall remain in full force and effect. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, including by means of facsimile or electronic transmission, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

UNIVERSAL HEALTH SERVICES, INC.,
as Borrower

By:	/s/ Steve Filton
Name: Steve Filton
Title: Senior Vice President

JPMORGAN CHASE BANK, N.A., as Administrative Agent and Swingline Lender

By:	/s/ Dawn Lee Lum
Name: Dawn Lee Lum
Title: Executive Director

TRANCHE A TERM LENDER ADDENDUM TO THE FIRST AMENDMENT

TO THE UNIVERSAL HEALTH SERVICES, INC. CREDIT AGREEMENT

DATED AS OF NOVEMBER 15, 2010

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of November 15, 2010 (the “Credit Agreement”), among Universal Health Services, Inc., a Delaware corporation, the several banks and other financial institutions from time to time parties thereto, JPMORGAN CHASE BANK, N.A., as administrative agent and the other agents party thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche A Term Loans as New Tranche A Term Loans on the Amendment Effective Date.

[Insert legal name in all caps], as Tranche A Term Lender

By:
Name:
Title:
[ ] Check here if Lender elects a cashless roll of its Loans

TRANCHE B TERM LENDER ADDENDUM TO THE FIRST AMENDMENT

TO THE UNIVERSAL HEALTH SERVICES, INC. CREDIT AGREEMENT

DATED AS OF NOVEMBER 15, 2010

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of November 15, 2010 (the “Credit Agreement”), among Universal Health Services, Inc., a Delaware corporation, the several banks and other financial institutions from time to time parties thereto, JPMORGAN CHASE BANK, N.A., as administrative agent and the other agents party thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans as New Tranche B Term Loans on the Amendment Effective Date.

[Insert legal name in all caps], as Tranche B Term Lender

By:
Name:
Title:
[ ] Check here if Lender elects a cashless roll of its Loans

REVOLVING LENDER ADDENDUM TO THE FIRST AMENDMENT TO

THE UNIVERSAL HEALTH SERVICES, INC. CREDIT AGREEMENT

DATED AS OF NOVEMBER 15, 2010

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of November 15, 2010 (the “Credit Agreement”), among Universal Health Services, Inc., a Delaware corporation, the several banks and other financial institutions from time to time parties thereto, JPMORGAN CHASE BANK, N.A., as administrative agent and the other agents party thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby.

[Insert legal name in all caps], as Revolving Lender

By:
Name:
Title:

ADDITIONAL TRANCHE A TERM LENDER ADDENDUM TO THE FIRST AMENDMENT

TO THE UNIVERSAL HEALTH SERVICES, INC. CREDIT AGREEMENT

DATED AS OF NOVEMBER 15, 2010

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of November 15, 2010 (the “Credit Agreement”), among Universal Health Services, Inc., a Delaware corporation, the several banks and other financial institutions from time to time parties thereto, JPMORGAN CHASE BANK, N.A., as administrative agent and the other agents party thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to make and fund New Tranche A Term Loans on the Amendment Effective Date in the amount of such Additional Tranche A Term Lender’s New Tranche A Term Loan Commitment.

[Insert legal name in all caps], as Additional Tranche A Term Lender

By:
Name:
Title:

ADDITIONAL TRANCHE B TERM LENDER ADDENDUM TO THE FIRST AMENDMENT

TO THE UNIVERSAL HEALTH SERVICES, INC. CREDIT AGREEMENT

DATED AS OF NOVEMBER 15, 2010

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of November 15, 2010 (the “Credit Agreement”), among Universal Health Services, Inc., a Delaware corporation, the several banks and other financial institutions from time to time parties thereto, JPMORGAN CHASE BANK, N.A., as administrative agent and the other agents party thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to make and fund New Tranche B Term Loans on the Amendment Effective Date in the amount of such Additional Tranche B Term Lender’s New Tranche B Term Loan Commitment.

[Insert legal name in all caps], as Additional Tranche B Term Lender

By:
Name:
Title: